                                                                    Exhibit 10.5

                                LEASE AGREEMENT                   FINAL 12/22/98
                                    BETWEEN
                   FEDERAL REALTY INVESTMENT TRUST, LANDLORD
                                      AND
                           HCNB BANCORP, INC., TENANT


                            DATE:  December 23, 1998

TABLE OF CONTENTS                                                                 Page
ARTICLE I         REFERENCE PROVISIONS, DEFINITIONS AND EXHIBITS.....................1
         Section 1.1       Reference Provisions......................................1
         Section 1.2       Definitions...............................................3

ARTICLE II        LEASED PREMISES AND THE SHOPPING CENTER............................4

ARTICLE III       TERM...............................................................5
         Section 3.1       Term......................................................5
         Section 3.2       End of Term...............................................5
         Section 3.3       Holding Over..............................................5

ARTICLE IV        USE AND OPERATION OF THE LEASED PREMISES...........................6
         Section 4.1       Continuous Operation by Tenant............................6
         Section 4.2       Use and Trade Name........................................7
         Section 4.3       Store Hours...............................................7
         Section 4.4       Signs and Advertising.....................................7
         Section 4.5       Tenant's Use Of Roof......................................8
         Section 4.6       Intentionally Deleted.....................................8

ARTICLE V         RENT...............................................................9
         Section 5.1       Rent Payable..............................................9
         Section 5.2       Payment of Minimum Rent..................................10
         Section 5.3       Intentionally Deleted....................................10
         Section 5.4       Intentionally Deleted....................................10
         Section 5.5       Intentionally Deleted....................................10
         Section 5.6       Intentionally Deleted....................................10
         Section 5.7       Taxes....................................................10
         Section 5.8       Payment of Tax Rent......................................10
         Section 5.9       "Tax Year" Defined.......................................11
         Section 5.10      Taxes on Tenant's Personal Property......................11

ARTICLE VI        COMMON AREAS......................................................12
         Section 6.1       Use of Common Areas......................................12
         Section 6.2       Management and Operation of Common Areas.................13
         Section 6.3       Tenant's Proportionate Share of Landlord's
                           Operating Costs..........................................13

ARTICLE VII       UTILITIES.........................................................16
         Section 7.1       Utility Charges..........................................16
         Section 7.2       Discontinuance and Interruption of Service...............16
         Section 7.3       Landlord's Right to Alter Utilities......................17

ARTICLE VIII      INDEMNITY AND INSURANCE...........................................17
         Section 8.1................................................................17
         Section 8.2       Landlord Not Responsible for Acts of Others..............18
         Section 8.3       Tenant's Insurance.......................................19
         Section 8.4       Tenant's Contractor's Insurance..........................19
         Section 8.5       Policy Requirements......................................20
         Section 8.6       Increase in Insurance Premiums...........................21
         Section 8.7       Waiver of Right of Recovery..............................21
         Section 8.8       Landlord's Insurance.....................................22

ARTICLE IX        CONSTRUCTION AND ALTERATIONS......................................22
         Section 9.1       Condition of Leased Premises.............................22
         Section 9.2       Tenant Improvements......................................23
         Section 9.3       Alterations..............................................23
         Section 9.4       Work Requirements........................................23
         Section 9.5       Ownership of Improvements................................23
         Section 9.6       Removal of Tenant's Property.............................24
         Section 9.7       Mechanic's Liens.........................................24
         Section 9.8       Changes to Shopping Center...............................25

ARTICLE X         REPAIRS, MAINTENANCE, AND LANDLORD'S ACCESS.......................26
         Section 10.1      Repairs by Landlord......................................26
         Section 10.2      Repairs and Maintenance by Tenant........................27
         Section 10.3      Inspections, Access and Emergency Repairs by
                           Landlord.................................................28

ARTICLE XI        CASUALTY..........................................................29
         Section 11.1      Fire or Other Casualty...................................29
         Section 11.2      Right to Terminate.......................................29
         Section 11.3      Landlord's Duty to Reconstruct...........................30
         Section 11.4      Tenant's Duty to Reconstruct.............................30

ARTICLE XII       CONDEMNATION......................................................31
         Section 12.1      Taking of Leased Premises................................31
         Section 12.2      Taking of Shopping Center................................31
         Section 12.3      Condemnation Award.......................................31

ARTICLE XIII      MERCHANTS ASSOCIATION.............................................32
         Section 13.1      Merchants Association....................................32
         Section 13.2      Landlord's and Tenant's Contribution to
                           Merchants Association....................................32
         Section 13.3      Landlord's Participation.................................32
         Section 13.4      Landlord's Option to Form Marketing Fund.................33
         Section 13.5      Fund or Association......................................33

ARTICLE XIV       SUBORDINATION AND ATTORNMENT......................................33

         Section 14.1      Subordination............................................33
         Section 14.2      Attornment...............................................34
         Section 14.3      Estoppel Certificate.....................................34
         Section 14.4      Quiet Enjoyment..........................................34

ARTICLE XV        ASSIGNMENT AND SUBLETTING.........................................35
         Section 15.1      Landlord's Consent Required..............................35

ARTICLE XVI       DEFAULT AND REMEDIES..............................................37
         Section 16.1      Default..................................................37
         Section 16.2      Remedies and Damages.....................................37
         Section 16.3      Remedies Cumulative......................................39
         Section 16.4      Waiver...................................................39

ARTICLE XVII      MISCELLANEOUS PROVISIONS..........................................40
         Section 17.1      Notices..................................................40
         Section 17.2      Recording................................................40
         Section 17.3      Interest and Administrative Costs........................40
         Section 17.4      Legal Expenses...........................................41
         Section 17.5      Successors and Assigns...................................41
         Section 17.6      Limitation on Right of Recovery Against Landlord.........41
         Section 17.7      Security Deposit.........................................42
         Section 17.8      Entire Agreement; No Representations; Modification.......43
         Section 17.9      Severability.............................................43
         Section 17.10     Joint and Several Liability..............................43
         Section 17.11     Broker's Commission......................................44
         Section 17.12     Irrevocable Offer, No Option.............................44
         Section 17.13     Inability to Perform.....................................44
         Section 17.14     Survival.................................................44
         Section 17.15     Intentionally Deleted....................................44
         Section 17.16     Intentionally Deleted....................................44
         Section 17.17     Showing of Leased Premises...............................44
         Section 17.18     Relationship of Parties..................................45
         Section 17.19     Rule Against Perpetuities................................45
         Section 17.20     Choice of Law............................................45
         Section 17.21     Choice of Forum..........................................45
         Section 17.22     Time is of the Essence...................................45
         Section 17.23     Bank Closing.............................................45

                                LEASE AGREEMENT


     This Lease Agreement (the "Lease") is made this 23rd day of December, 1998, by and between FEDERAL REALTY INVESTMENT TRUST, an unincorporated business trust, organized under the laws of the District of Columbia ("Landlord"), and HCNB BANCORP, INC., a Maryland corporation ("Tenant").


                                   ARTICLE I

                 REFERENCE PROVISIONS, DEFINITIONS AND EXHIBITS
                -----------------------------------------------

     As used in the Lease, the following terms shall have the meanings set forth in Sections 1.1. and 1.2. below.

 Section 1.1   Reference Provisions.
               --------------------

     A. Leased Premises: The "cross-hatched" space indicated on the site plan attached as Exhibit A, comprising approximately four thousand one hundred fifty-three (4,153) square feet, including the two (2) existing drive-through teller lanes, commonly known as Store #119 and located at Rockville Pike & Jefferson Street, Rockville, Maryland 20852, and as defined in Article II.

     B. Term: Two (2) Lease Years, plus any additional Lease Years pursuant to the Option to Extend set forth in Addendum III.

     C. Term Commencement Date: The date upon which the Landlord delivers the Leased Premises to Tenant.

     D. Rent Commencement Date: The date upon which the Landlord delivers the Leased Premises to Tenant, subject to Section 5.2.

     E. Termination Date: The last day of the Term, or such earlier date if this Lease is sooner terminated in accordance with the provisions hereof.

     F. Opening Date: The earlier of (a) the date the Bank (as that term is hereinafter defined) opens for business from the Leased Premises, or (b) within sixty (60) days of the date of Tenant's receipt of all regulatory approvals for Tenant to be a bank holding company under the Bank Holding Company Act of 1956, as amended and for Harbor Capital National Bank (the "Bank") to commence operations as a national bank (the appropriate date to be confirmed in a letter agreement between Landlord and Tenant)

     G.   Minimum Rent:

          Lease Year    Annually        Monthly
          ----------    --------        -------
               1        $87,213.00      $7,267.75
               2        $90,244.69      $7,520.39

     H.   Intentionally Deleted.

     I.   Percentage Rent Factor:  None.

     J.   Tenant's Initial Monthly Tax Estimate: $993.26.

     K.   Tenant's Initial Monthly Operating Costs Estimate:   $1,104.01.

     L.   Tenant's Initial Monthly Merchants Association (or Marketing Fund)
Dues: $346.08.

     M. Security Deposit: One (1) month's Rent, being nine thousand seven hundred eleven dollars and 08/100 ($9,711.08)

     N. Permitted Use: The operation of a nationally chartered full service bank, a state chartered commercial or federally chartered thrift, or any other banking-related activities of the Bank or any affiliate, subsidiary or holding company hereof, and for no other purpose. The Leased Premises shall also include a drive-through Automatic Teller Machine (ATM) and a night depository located in the exterior wall of the Leased Premises. Tenant shall also have the right to use and maintain the two (2) existing drive-through teller lanes attached to the Leased Premises.

     O.   Minimum Store Hours: Normal and customary banking hours.

     P. Rent Payments: The rent payments due herein shall be made payable to Federal Realty Investment Trust at:

          Federal Realty Investment Trust - Federal Plaza
          Department #0930
          McLean, Virginia 22109-0930

     Q.   Notice Addresses:

          TO LANDLORD:
          FEDERAL REALTY INVESTMENT TRUST
          1626 East Jefferson Street
          Rockville, Maryland 20852-4041
          Attention:  Legal Department

          TO TENANT:
          HARBOR CAPITAL NATIONAL BANK
          Yorke, Burke & Lee
          1682 East Gude Drive, Suite # 102D
          Rockville, Maryland 20850
          Attention:  Michael J. Burke, CPA

          with a copy to:

          OBER, KALER, GRIMES & SHRIVER
          A Professional Corporation
          120 E. Baltimore Street
          Baltimore, Maryland 21202
          Attention:  Frank C. Bonaventure, Esquire

     R. Shopping Center: That certain shopping center known as Federal Plaza, located in the City of Rockville, County of Montgomery, in the State of Maryland.

     S.   Tenant Trade Name: Harbor Capital National Bank.

     T. Schedules and Exhibits: The schedules and exhibits listed below are attached to the Lease and are hereby incorporated in and made a part of the Lease.

     Exhibit A    Site Plan
     Exhibit B    Landlord and Tenant Improvements
     Exhibit C    Signage Criteria
     Exhibit D    Rules and Regulations
     Addendum I   Asbestos Containing Material
     Addendum II  Lease Contingency
     Addendum III Option to Extend
     Addendum IV  Approval Contingency
     Addendum V   Automatic Teller Machine

 Section 1.2   Definitions.
               -----------

     A.   Common Areas: Any improvements, equipment, areas and/or spaces (as the
          ------------
same may be enlarged, reduced, replaced, increased, removed or otherwise altered by Landlord) for the non-exclusive, common and joint use or benefit of Landlord, Tenant and other tenants, occupants and users of the Shopping Center. The Common Areas may include (not to be deemed a representation as to their availability) sidewalks, parking areas, access roads, driveways, landscaped areas, serviceways, tunnels, loading docks, pedestrian malls, stairs, ramps, elevators, escalators, comfort and first aid stations, public washrooms, and other similar areas and improvements.

     B.   Major Tenants: Those tenants leasing so-called "pad sites," or leasing
          -------------
space within the Shopping Center which
contains a floor area of fifteen thousand (15,000) square feet or more.

     C.   Enclosed Mall: The portion or portions of the Common Areas which are
          -------------
enclosed by walls and a roof.

     D.   Floor Area: Unless otherwise specifically set forth in this Lease,
          ----------
"Floor Area," when used with respect to the Leased Premises, shall mean the number of square feet set forth in Section 1.1.A. When used with respect to any other space in the Shopping Center (or the entire Shopping Center), Floor Area shall mean the number of leasable square feet on the first floor of such space as determined by Landlord.

     E.   Interest: A rate per annum of twelve percent (12%)
          --------

     F.   (1)  Lease Year: If the Term Commencement Date occurs on the first day
               ----------
of a calendar month, the period beginning on the Term Commencement Date and terminating on the last day of the twelfth full calendar month thereafter, and each succeeding period of twelve (12) full calendar months during the Term. If the Term Commencement Date does not occur on the first day of a calendar month, then the period beginning on the first day of the next succeeding calendar month and terminating on the last day of the twelfth full calendar month thereafter, and each succeeding period of twelve (12) full calendar months during the Term.

          (2) Partial Lease Year: Any period during the Term which is less than
              ------------------
a full Lease Year.

     G.   Person: An individual, firm, partnership, association, corporation, or
          ------
any other entity.

     H.   Additional Rent: All sums payable by Tenant to Landlord under the
          ---------------
Lease, other than Minimum Rent.

     I.   Rent: Minimum Rent plus Additional Rent.
          ----


                                   ARTICLE II

                    LEASED PREMISES AND THE SHOPPING CENTER
                    ---------------------------------------

     Landlord, for and in consideration of the Rent and the other conditions and covenants to be observed, satisfied, fulfilled and performed by Tenant, demises and leases to Tenant, and Tenant leases and takes from Landlord, the Leased Premises, extending, as the case may be, to (i) the exterior faces of those walls abutting the exterior of the Shopping Center, or (ii) the center line of those walls separating the Leased Premises from other premises within the Shopping Center. The Leased Premises shall include the floor coverings, interior ceilings, and, without limitation, space in any mezzanines and basements, if any, leased to Tenant, each upon the terms and conditions of this Lease, together with any loading dock designated exclusively for Tenant's use. Landlord shall have the exclusive right to (i) use the exterior faces of the exterior walls of the Leased Premises and the roof of the Shopping Center, and (ii) install, maintain, use, repair and replace pipes, ducts, cables, conduits, plumbing, vents, utility lines and wires to, in, through, above and below the Leased Premises and other parts of the Shopping Center as and to the-extent that Landlord deems appropriate. If any of the foregoing are located within the Leased Premises, Landlord's exercise of such rights shall not unreasonably interfere with the operation of Tenant's business in the Leased Premises.


                                  ARTICLE III

                                      TERM
                                     -----

 Section 3.1   Term.
               ----

     The Term shall commence on the Term Commencement Date and expire on the Termination Date. Upon five (5) days' request of Landlord, Tenant agrees to acknowledge and confirm in writing by a written addendum to the Lease the dates specified in Article I.

 Section 3.2   End of Term.
               -----------

     This Lease shall terminate on the Termination Date without the necessity of notice from either Landlord or Tenant unless the Term is otherwise extended as provided for in Addendum III of this Lease. Upon the Termination Date, Tenant shall quit and surrender to Landlord the Leased Premises, broom-clean, in good order and condition, ordinary wear and tear excepted; and shall surrender to Landlord all keys to or for the Leased Premises.

 Section 3.3   Holding Over.
               ------------

     If Tenant fails to vacate the Leased Premises on the Termination Date, Landlord shall be entitled to re-enter without process and without notice (any notice to quit or of re-entry being hereby expressly waived) using such force as may be necessary and, alternatively, shall have the benefit of all provisions of law respecting the speedy recovery of possession of the Leased Premises (whether by summary proceedings or otherwise) to the same extent as if statutory notice had been given. In addition to and not in limitation of the foregoing, if Tenant fails to surrender the Leased Premises to Landlord on the Termination Date, occupancy subsequent to the Termination Date without the written consent of Landlord ("Holdover Occupancy"), shall be deemed to be that of a tenancy at will. Holdover Occupancy shall be subject to all of the terms, covenants, and conditions of the Lease (including those calling for the payment of Additional
Rent), except that the Minimum Rent for each day that Tenant holds over ("Holdover Minimum Rent") shall be in an amount equal to two (2) times the Minimum Rent payable in the last Lease Year divided by three hundred sixty-five
(365). Additionally, in the event of such Holdover Occupancy, Landlord shall also be entitled to recover all damages, direct or indirect, including lost business opportunity regarding any prospective tenant(s) for the Leased Premises where Landlord has a fully executed lease agreement replacement tenant, suffered by Landlord as a result of Tenant's failure to vacate the Leased Premises on the Termination Date.

     Notwithstanding anything to the contrary in the foregoing, the Holdover Minimum Rent shall not be applicable (i) in the event Tenant is holding over with Landlord's written consent, in which event the tenancy shall be a month-to-month tenancy subject to all of the terms, conditions and covenants of the Lease; or (ii) during the sixty (60) days following the Termination Date if Landlord and Tenant are negotiating an extension of the Lease in good faith during such sixty (60) day period.


                                   ARTICLE IV

                    USE AND OPERATION OF THE LEASED PREMISES
                    ----------------------------------------

 Section 4.1   Continuous Operation by Tenant.
               ------------------------------

     A. Tenant shall (i) open the Leased Premises for business on the Opening Date; (ii) intentionally deleted; (iii) conduct its business in the Leased Premises in a manner consistent with reputable business standards and practices; and (iv) except as set forth in Section 4.3, or for renovation to the Leased Premises as a result of a Casualty or refurbishing of the Leased Premises, operate the entire Leased Premises continuously and uninterruptedly during the Term with due diligence and efficiency and in accordance with the terms of this Lease.

     B. If Tenant violates this Section 4.1, then, in addition to all other rights and remedies provided in the Lease, Landlord and Tenant agree Landlord shall have the right to seek mandatory injunctive relief. Landlord shall also have the right to collect upon demand, in addition to other Rent, liquidated damages in an amount equal to One Hundred Percent (100%) of the per diem Minimum Rent otherwise payable for each and every day that such violation shall continue. Payment of such sums are intended to be only a partial and temporary remedy for Landlord during the continuance of such violation, and shall not relieve Tenant of any obligation under the Lease, excuse any default or waive Landlord's other remedies therefor. Specifically, such payments shall not prevent Landlord from obtaining mandatory injunctive relief against such violation. Furthermore, if Tenant leaves or vacates the Leased Premises without surrendering its keys to Landlord, Landlord shall have the right to enter and secure the Leased Premises without notice and without legal process and such act(s) shall not be deemed an acceptance or surrender of the Leased Premises, a constructive eviction of Tenant, a termination of the Lease or of Tenant's obligations thereunder, or a modification of the terms and conditions of this Lease.

 Section 4.2   Use and Trade Name.
               ------------------

     Unless prohibited by applicable law or court order, Tenant shall use the Leased Premises solely for the Permitted Use and for no other purpose. Tenant shall operate its business in the Leased Premises solely under the Tenant Trade Name and under no other name.

     Notwithstanding the foregoing, Tenant may, without Landlord's consent, change the Tenant Trade Name as specified in Section 1.1.S. of the Lease, so long as (i) concurrently therewith the trade name of substantially all other similar bank branches or businesses owned, operated or controlled by Tenant and its affiliates in the Baltimore/Washington, D.C. metropolitan area shall likewise be changed to the same trade name, (ii) such trade name does not conflict with the trade name of any other tenant in the Shopping Center, and
(iii) Tenant pays the cost of all necessary signage changes throughout the Shopping Center.

     Tenant agrees to provide Landlord at least thirty (30) days prior written notice of the name change and to submit to Landlord for approval plans and specifications for such sign prior to the installation of a new sign.

 Section 4.3   Store Hours.
               -----------

     Tenant shall conduct its business in the Leased Premises continuously during the Store Hours.

     Tenant shall have the right to remain closed on Thanksgiving Day, Christmas Day, New Year's Day, and Easter Sunday, and other normal and customary banking holidays.

 Section 4.4   Signs and Advertising.
               ---------------------

     A. Prior to the Opening Date, Tenant shall install, at its sole cost, sign(s) required pursuant to the Signage Criteria attached as Exhibit C. All sign permits required for Tenant's signs shall be obtained and paid for by Tenant. Tenant shall submit to Landlord reasonably detailed drawings of all proposed signs for review and written approval by Landlord prior to installation or utilization of the signs.

     B. Except as provided in Section 4.4.A. hereof, Tenant shall not place on the exterior of the Leased Premises, on the doors, windows or roof thereof, in any display window space, or within five (5) feet behind the storefront of the Leased Premises if visible from the Common Areas, any sign, placard, decoration, lettering, advertising matter or descriptive material. In all events, hand lettered signs and flashing signs visible from the Common Areas are prohibited.

     Notwithstanding anything to the contrary contained in this Lease, Tenant may install signs within five (5) feet behind the storefront of the Leased Premises provided the following criteria are fulfilled: (a) the signs are professionally designed and manufactured; (b) the signs are utilized in substantially all of its (and its affiliates) stores operating under the Tenant Trade Name; (c) the signs are not flashing, blinking or otherwise lighting in an alternate fashion; (d) the individual signs do not exceed two (2) feet by three
(3) feet in size, and do not in the aggregate exceed more than one-third (1/3) of the glass portion of the storefront; and (e) the signs are not taped or affixed to the glass of the storefront windows or doors. Landlord agrees that such signs may be mounted on plexiglass and hung with thin wire behind the storefront or displayed on an easel. Furthermore, Landlord agrees that Tenant may install on the interior storefront glass or glass of the entrance door signage indicating Tenant's hours of operation and any other information required by the banking authorities, such signage to be subject to Landlord's prior reasonable approval.

     C. Landlord shall have the right, upon notice to Tenant and at Tenant's sole risk and expense, to remove any items which are in violation of the provisions of this Section 4.4. All exterior signs installed by Tenant shall be maintained by Tenant at all times in first class condition, operating order and repair. Tenant shall repair any of Tenant's signs which have been damaged within ten (10) days after such damage occurs. In the event Tenant fails to repair any of its signs as specified above, Landlord shall have the right to make such repairs at Tenant's sole cost and expense.

 Section 4.5   Tenant's Use Of Roof.
               --------------------

     Tenant shall not use the roof for any purpose, nor shall Tenant make any penetrations in the roof, without Landlord's prior written consent. Landlord may at any time relocate any of the equipment serving the Leased Premises which is located on the roof of the Shopping Center.

 Section 4.6   Intentionally Deleted.
               ---------------------

                                   ARTICLE V

                                      RENT
                                      ----

 Section 5.1   Rent Payable.
               ------------

     A. Tenant shall pay all Rent to Landlord, without prior notice or demand therefor and without any offset, deduction or counterclaim whatsoever, in the amounts, at the rates and at the times set forth herein, and at such place as is provided in Section 1.1., or at such other place as Landlord may from time to time designate by written notice to Tenant.

     B. In addition to constituting a breach under the Lease, and in addition to Landlord's other rights and remedies for such breach, if Tenant shall fail to make any payment of Rent after the due date, Tenant shall pay to Landlord a late charge (the same being Additional Rent) in an amount equal to Twenty Dollars ($20.00) per day from the date such Rent is due until the date such Rent is received. The payment of such Additional Rent shall not excuse or waive the late payment of Rent.

     C. If during the term Landlord receives two (2) or more checks from Tenant which are returned by Tenant's bank without honoring, Tenant agrees that all checks for Rent thereafter shall be bank certified and that Landlord shall not be required to accept checks except in such form. In addition to any bank service charges resulting from dishonored checks, which shall be borne by Tenant, Tenant shall pay to Landlord Fifty Dollars ($50.00) on the occasion of each dishonored check as an administrative fee (the same being Additional Rent) compensating Landlord for the additional expense involved in processing such check.

     D. Any payment by Tenant of a lesser amount than the total Rent due under the Lease shall be treated as a payment on account. In the event that any check bears an endorsement or statement, or is accompanied by a letter stating, that such lesser amount constitutes "payment in full" (or terms of similar import), Landlord's acceptance thereof shall not be an accord and satisfaction or a novation, and such statement shall be given no effect. Landlord may accept any check without prejudice to any rights or remedies which Landlord may have against Tenant.

     E. For any portion of a calendar month included at the beginning of the Term, Tenant shall pay in advance, at the beginning of such portion, the pro-rated amount of the Rent (including, without limitation, Minimum Rent, Tax Estimates, Operating Costs Estimates, and Merchant's Association or Marketing Fund Dues) for each day included in such portion of the month.

 Section 5.2   Payment of Minimum Rent.
               -----------------------

     Tenant shall pay to Landlord the Minimum Rent provided in Section 1.1. in equal monthly installments, in advance, commencing on the Rent Commencement Date, and on the first day of each and every calendar month thereafter throughout the Term. An amount equal to the first month's Rent shall be paid in advance upon Tenant's execution of this Lease and credited toward the first payment of Rent due.

     Notwithstanding the foregoing, all Rent shall be abated during the period commencing on the Rent Commencement Date and ending on the earlier of (i) ninety
(90) days after the date of delivery of possession by Landlord to Tenant of the Leased Premises, or (ii) the date Tenant opens for business from the Leased Premises. The foregoing abatement of Rent represents Landlord's full and final contribution toward work required by Tenant to open for business from the Leased Premises. In the event Tenant shall materially default under this Lease within six (6) months of the Term Commencement Date and after notice and an opportunity to cure, Tenant shall automatically forfeit the right to the remaining rent abatement, if any, and, further, upon written notice from Landlord, Tenant shall be obligated to repay any rent abatement already received. Tenant shall be obligated to make such repayment on the first day of the month following Landlord's notice, which obligation shall be deemed to be Additional Rent.

 Section 5.3   Intentionally Deleted
               ---------------------

 Section 5.4   Intentionally Deleted.
               ---------------------

 Section 5.5   Intentionally Deleted.
               ---------------------

 Section 5.6   Intentionally Deleted.
               ---------------------

 Section 5.7   Taxes.
               -----

     The term "Taxes" means all governmental or quasi-governmental real estate taxes, fees, charges and assessments (whether general, special, ordinary, or extraordinary) applicable to the Shopping Center, together with all reasonable costs and fees (including but not limited to reasonable appraiser, consultant and attorney's fees) incurred by Landlord in any tax contest, appeal or negotiation.

 Section 5.8   Payment of Tax Rent.
               -------------------

     A. Tenant's share of Taxes ("Tax Rent") for each Tax Year shall be computed by Landlord by multiplying the amount of the Taxes (less the Tax Rent paid by Major Tenants) by a fraction ("Tenant's Proportionate Share"), the numerator of which shall be the Floor Area of the Leased Premises and the denominator of which shall be the greater of (i) the average of the Floor Area leased to tenants other than Major Tenants during the Tax Year, as that term is hereinafter defined; or (ii) the number equal to (a) ninety percent of the total Floor Area of the Shopping Center, minus (b) the average square footage Floor Area leased to Major Tenants during the Tax Year.

     B. Tax Rent shall be paid by Tenant in such equal monthly installments (the "Tax Estimates") as are estimated by Landlord from time to time, with the first installment being due on the Rent Commencement Date and each succeeding installment being due on the first day of each calendar month thereafter. The initial Tax Estimate shall be in the amount set forth in Section 1.1. hereof. All succeeding installments shall be in such amount until notice of change is issued by Landlord. Subsequent to the end of each Tax Year, Landlord shall send to Tenant a statement (the "Tax Statement") setting forth the amount of the Tax Rent and the aggregate amount of the Tax Estimates which have been paid by Tenant for the Tax Year in question. In the event the total of the Tax Estimates actually paid by Tenant for any Tax Year or portion of a Tax Year is less than the amount of the Tax Rent for such period, Tenant shall remit the difference to Landlord within twenty (20) days after receipt of the Tax Statement. In the event that the total of the Tax Estimates actually paid by Tenant for such Tax Year is in excess of the Tax Rent for such period, Landlord shall credit the difference toward the Tax Estimates next due. If any tax payable by Landlord to which Tenant has contributed is retroactively decreased, Tenant shall be credited with its proportionate share of the net refund within ninety (90) days of the date of Landlord's receipt thereof, and, at the end of the Term, any such amount due Tenant shall be promptly refunded to Tenant, less the amount of any monies owed to Landlord by Tenant.

 Section 5.9   "Tax Year" Defined.
                -----------------

     The term "Tax Year" means a twelve (12) month period established by Landlord as the year for purposes of computing Tax Rent. The Tax Year may or may not coincide with the period designated as the tax year by the taxing authorities having jurisdiction over the Shopping Center.

 Section 5.10  Taxes on Tenant's Personal Property.
               -----------------------------------

     Tenant shall be responsible for the payment of all governmental taxes, charges, fees and assessments applicable to Tenant's personal property, trade fixtures, inventory and Tenant's Rent obligation. Tenant shall pay all of the foregoing before they become delinquent. Tenant shall deliver a duplicate receipt of such payment to Landlord within five (5) days after request thereof.

                                   ARTICLE VI

                                  COMMON AREAS
                                  ------------

 Section 6.1   Use of Common Areas.
               -------------------

     During the Term, Tenant shall have a non-exclusive license to use the Common Areas, such license being subject to the exclusive control and management of Landlord and the rights of Landlord and of other tenants. Tenant agrees to comply with such rules and regulations as Landlord prescribes regarding use of the Common Areas. Tenant agrees it shall not use the Common Areas for any sales or display purposes, or for any purpose which would impede or create hazardous conditions for the flow of pedestrian or other traffic. Tenant agrees that the parking spaces, fire lanes and the lanes in the front of the Leased Premises shall not be used for the loading or unloading of trucks or other vehicles. Trucks are to only use such entrances, exits, and service lanes designated by Landlord in the rear of the stores. Tenant further agrees that Tenant and Tenant's employees shall only use the employee parking areas designated by Landlord. Tenant shall, upon five (5) days' written notice from Landlord, provide to Landlord a list of license numbers of all of Tenant's and its employees' vehicles. In the event Tenant or its employees fail to park their vehicles in designated parking areas, or in the event Tenant undertakes or permits the delivery of merchandise or other items except as herein provided, Landlord may, in addition to its other rights and remedies under this Lease, charge Tenant and Tenant shall pay to Landlord, as Additional Rent, on demand, $25.00 per day per vehicle parking in any area other than those designated by Landlord and $25.00 per delivery for deliveries undertaken or permitted by Tenant in the manner hereinabove prohibited.

     Notwithstanding anything to the contrary contained herein, Landlord agrees that the failure of Tenant or its employees to park in the designated employee parking area shall not constitute a Default of this Lease and Tenant shall not be required to pay the aforementioned sum, until Landlord has given Tenant written notice of two (2) such violations within any Lease Year, after which time both the Default and payable sum shall apply.

     Landlord hereby agrees that it shall install signage to designate the six
(6) parking spaces shown on Exhibit A as "30-minute only" customer parking.
Such parking shall be available to all customers of the Shopping Center and Landlord shall not be required to "tow" any automobiles in enforcing such thirty
(30) minute time limit restriction.

 Section 6.2   Management and Operation of Common Areas.
               ----------------------------------------

     Landlord shall operate, repair, equip and maintain the Common Areas in a manner consistent with first-class strip shopping centers in the Baltimore/Washington, D.C. metropolitan area and Landlord shall have the exclusive right and authority to employ and discharge personnel with respect thereto. Without limiting the foregoing, Landlord may (i) utilize the Common Areas for promotions, exhibits, displays, outdoor seating, food facilities and any other use which tends to attract customers to or benefits the Shopping Center (ii) grant the right to conduct sales in the Common Areas; (iii) erect, remove and lease kiosks, planters, pools, sculptures, buildings and other improvements within the Common Areas; (iv) enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the Shopping Center; (v) construct, maintain, operate, replace and remove lighting, equipment, and signs on all or any part of the Common Areas; (vi) provide security personnel for the Shopping Center; (vii) restrict parking in the Shopping Center; (viii) discourage non-customer parking; and (ix) temporarily close all or any portion of the Shopping Center as may be necessary to prevent a dedication or accrual of any rights to any person or to the public.

 Section 6.3   Tenant's Proportionate Share of Landlord's Operating Costs.
               ----------------------------------------------------------

     A. Tenant's share of Landlord's Operating Costs ("Tenant's Proportionate Share of Landlord's Operating Costs") for each full or partial calendar year (or fiscal year selected by Landlord) (the "Operating Costs Year") during the Term shall be computed by Landlord by multiplying the amount of Landlord's Operating Costs (less contributions paid by Major Tenants toward Landlord's Operating Costs) by the fraction described in Section 5.8.A. as "Tenant's Proportionate Share."

     B. Tenant's Proportionate Share of Landlord's Operating Costs shall be paid by Tenant in equal monthly installments (individually, each an "Operating Costs Estimate," collectively, the "Operating Costs Estimates") in such amounts as are estimated by Landlord from time to time during the Term. The first such installment shall be due on the Rent Commencement Date and each succeeding installment shall be due on the first day of each calendar month thereafter.
The initial Operating Costs Estimate shall be in the amount set forth in Section 1.1., and all succeeding installments shall be in such amount until notice of a change in the amount is issued by Landlord. Subsequent to the end of each Operating Costs Year, Landlord shall send to Tenant a statement (the "Operating Costs Statement") setting forth the amount of Tenant's Proportionate Share of Landlord's Operating Costs for the Operating Costs Year in question and the aggregate amount of the Operating Costs Estimates which have been paid by

Tenant. In the event the total of the Operating Costs Estimates paid by Tenant are less than the amount of Tenant's Proportionate Share of Landlord's Operating Costs for such period, Tenant shall remit the difference to Landlord within twenty (20) days after receipt of the Operating Costs Statement. In the event that the total of the Operating Costs Estimates actually paid by Tenant for such Operating Costs Year are in excess of Tenant's Proportionate Share of Landlord's Operating Costs for such period, Landlord shall credit the difference toward the Operating Costs Estimate payment(s) next due and, at the end of the Term, any excess amount of Operating Costs paid by Tenant shall be promptly refunded to Tenant less any monies owed by Tenant to Landlord.

     C. "Landlord's Operating Costs" shall mean all costs and expenses associated with the operation, equipping, painting, maintenance and repair of the Shopping Center including, but not limited to, the costs and expenses of:
(i) operating, equipping, maintaining, repairing, replacing, lighting, cleaning, striping, and removing snow, ice, garbage, trash and debris from, the parking areas of the Shopping Center; (ii) operating, equipping, maintaining, repairing and replacing ducts, conduits, fire protection systems, sprinkler systems, security alarm systems, roofs, storm and sanitary drainage systems and other utility systems, signs and markers, on and off-site traffic regulation and control signs and devices, and compliance with all laws and regulations; (iii) all premiums, fees and other charges for insurance applicable to the Shopping Center, including self-insurance; (iv) interior and exterior landscaping; (v) seasonal decorations; (vi) all replacement and improvements of or to the Common Areas including, without limitation, floors, stairways, escalators, elevators, parking areas and similar facilities; (vii) machinery and equipment; (viii) all license and permit fees and any and all parking surcharges; (ix) music program services and loudspeaker systems; (x) all costs and expenses relating to the employment of personnel above the level of property manager (to the extent such personnel are on-site at the Shopping Center), including, without limitation, the salaries, benefits and insurance costs of such personnel; (xi) all utility costs relating to the Common Areas; and (xii) Landlord's administrative charge in an amount equal to twenty percent (20%) of the total of all other costs included in Landlord's Operating Costs. Notwithstanding anything to the contrary in this Article VI, in no event shall Tenant's Proportionate Share of Landlord's Operating Costs contain as a component thereof in any one Operating Costs Year a charge for capital expenditures incurred, or depreciation or amortization thereof, in excess of the product of fifty cents ($.50) times the Floor Area of the Leased Premises (any excess, whether from a prior lessee's term or Tenant's Term, shall be carried over and included, subject to the same limit, in Landlord's Operating Costs for the subsequent Operating Costs Year).

     Notwithstanding the foregoing, the following items shall be specifically excluded from Landlord's Operating Costs:

     1) Any costs for which Landlord is reimbursed by insurance proceeds or condemnation awards;

     2) Costs of repairs or maintenance caused or necessitated by the negligence of Landlord, its agents, contractors or employees or due to defects in initial construction of the Shopping Center;

     3) Any costs relating exclusively to a tenant in particular as contrasted to tenants in general, such as build-out allowances, rent concessions and brokerage commissions;

     4) Professional fees incurred by Landlord in the preparation of leases or in disputes with tenants of the Shopping Center;

     5) Any costs for which Landlord is reimbursed by tenant(s) of the Shopping Center (other than as part of such other tenant's proportionate share of Landlord's Operating Costs);

     6) Any expense resulting from the negligent acts or omissions of Landlord, its agents, servants or employees;

     7) Taxes due as a result of or in connection with the sale of the Shopping Center or underlying land or any recordation or transfer taxes;

     8) Costs incurred by Landlord in undertaking a major and comprehensive renovation of the entire Shopping Center;

     9) Costs of structural additions or structural improvements to be made to the Shopping Center of the kind to be considered to be "capital improvements" under generally accepted accounting principles (provided, however, that the cost of any such capitalized repair or replacement or improvement incurred by Landlord in performance of its obligations under this Lease shall be amortized over the useful life of the repair or replacement or improvement in accordance with generally accepted accounting principles and the annual amortization cost shall be included in the Landlord's Operating Costs);

     10) The cost of any repair or replacement item which, by standard accounting practice, axe required to be capitalized (provided, however, that the cost of any such capitalized repair or replacement items incurred by Landlord in performance of its obligations under this Lease shall be amortized over the life of the repair or replacement item in accordance with generally accepted accounting principles and the annual amortization cost shall be included in the Landlord's Operating Costs); and

     11) Charges for depreciation for items other than those incurred by Landlord in performance of its obligations in connection with the maintenance and repair of the Common Areas and amortized as aforesaid.


                                  ARTICLE VII

                                    UTILITIES
                                   ----------

 Section 7.1   Utility Charges.
               ---------------

     A. Tenant shall pay, as and when the same become due and payable, all charges for water, sewer, electricity, gas, telephone service and other utilities supplied to the Leased Premises (the "Utility Charges"). If any such utilities are not separately metered or assessed, then in addition to Tenant's payment of separately metered charges, Tenant shall pay to Landlord, as Additional Rent, a proportionate share of charges for such non-separately metered utilities. Tenant's proportionate share of the charges for non-separately metered utilities shall be calculated by multiplying the Utility Charges for such utilities by a fraction, the numerator of which shall be the Floor Area of the Leased Premises and the denominator of which shall be the Floor Area using such utilities.

     B. At any time Landlord may, at Landlord's option, install submeters in connection with the utility services furnished to the Leased Premises. In the event Landlord exercises its option to install such submeters, Landlord may collect all or any part of the Utility Charges directly from Tenant, as Additional Rent, on the first day of each calendar month provided such Utility Charges shall not exceed the rates Tenant would be charged if billed directly for the same services by the utility company.

 Section 7.2   Discontinuance and Interruption of Service.
               ------------------------------------------

     Landlord shall not be liable to Tenant in damages or otherwise for the quality, quantity, failure, unavailability or disruption of any utility service and the same shall not constitute a termination of this Lease, or an actual or constructive eviction of Tenant, or entitle Tenant to an abatement of Rent.

     Notwithstanding anything to the contrary in this Lease, in the event utilities serving the Leased Premises are disrupted due to the negligence or acts of Landlord, its agents, contractors, servants or employees, Landlord shall promptly and diligently pursue the restoration of the affected utilities at Landlord's sole cost and expense. If the disrupted utilities are not restored by Landlord within twenty-four (24) hours after the Landlord has knowledge of the disruption, and Tenant is unable to conduct its business in the Leased Premises due to the disruption of utility service, the Minimum Rent shall be abated during the period commencing on the expiration of the aforementioned twenty-four
(24) hours and ending on the date Tenant is able to resume conducting its business. In no event, however, shall Landlord be liable for consequential damages resulting from any disruption of utilities. In addition, in no event shall a disruption of utility service constitute a termination of this Lease or a constructive or actual eviction of Tenant.

     Furthermore, in the event utilities serving the Leased Premises are disrupted for more than thirty (30) days, such that the Leased Premises are untenantable, due to the negligence or acts of Landlord, its agents, contractors, servants or employees, Tenant shall have the right to terminate the Lease upon ten (10) days notice to Landlord.

 Section 7.3   Landlord's Right to Alter Utilities.
               -----------------------------------

     Landlord reserves and shall at all times have the right to alter any and all utilities, and related equipment, serving the Shopping Center, provided such alteration does not materially interrupt service to the Leased Premises and provided further such alteration does not unreasonably interfere with Tenant's business operations within the Leased Premises. Tenant shall execute and deliver to Landlord without delay such documentation as may be required by Landlord to effect such alteration.


                                  ARTICLE VII

                             INDEMNITY AND INSURANCE
                            ------------------------

 Section 8.1

     A.   Indemnity by Tenant.  Tenant shall indemnify, defend and hold Landlord
          -------------------
and Landlord's lessors, shareholders, trustees, agents, employees and Mortgagee(s) (collectively, the "Indemnitees") harmless from and against all liabilities, obligations, damages, judgments, penalties, claims, costs, charges and expenses, including, without limitation, reasonable architects' and attorneys' fees, which may be imposed upon, incurred by, or asserted against any of the Indemnitees and arising, directly or indirectly, out of or in connection with (i) Tenant's breach of its obligations under this Lease, (ii) the acts or negligence of Tenant, its agents, contractors, and employees, and (iii) the use or occupancy of the Leased Premises or the Shopping Center by Tenant's invitees while within the Leased Premises, and by Tenant, its agents, servants, employees, and contractors. In case any action or proceeding is brought against any of the Indemnitees by reason of any of the foregoing, Tenant shall reimburse to Landlord the cost of defending such action or proceeding or, upon Landlord's written request and at Tenant's sole cost and expense, resist and defend such action and proceeding by counsel approved by Landlord. Notwithstanding the foregoing, Tenant shall not be obligated to indemnify Indemnitees against loss, liability, damage, cost or expense arising out of a claim for which Tenant is released from liability pursuant to Section 8.7 below (or a claim arising out of the willful or negligent acts or omissions of Landlord or its agents, employees or contractors)

     B. Landlord shall indemnify, defend and hold Tenant, its officers, shareholders, trustees, principals, agents and employees (collectively "Tenant's Indemnitees") harmless from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees which may be imposed upon, incurred by, or asserted against any of the Tenant's Indemnitees and arises out of (i) the negligence or willful acts or omissions of Landlord, its agents, contractors, servants and/or employees; and (ii) the use of the Common Areas except as shall be occasioned by the negligence or willful acts or omissions of Tenant, its agents, servants and/or employees (in which event Tenant shall indemnify and hold harmless Landlord to the extent of such negligence or willful act or omission). In no event, however, shall Landlord's indemnity cover consequential damages (e.g. lost profits), punitive damages or any damages other than direct, actual and compensatory damages incurred by Tenant.

 Section 8.2   Landlord Not Responsible for Acts of Others.
               -------------------------------------------

     To the maximum extent permitted by law, the Indemnitees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or injury or damage to person or property sustained by Tenant, or any person claiming by, through or under Tenant, resulting from any accident or occurrence in, on, or about the Shopping Center, including, without limitation, claims for loss, theft, injury or damage resulting from: (i) any equipment or appurtenances being or becoming out of repair; (ii) wind or weather; (iii) any defect in or failure to operate any sprinkler, HVAC equipment, electric wiring, gas, water or steam pipe, stair, railing or walk; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the escape of gas, steam or water; (vii) water, snow or ice being upon the Shopping Center or coming into the Leased Premises;
(viii) the falling of any fixture, plaster, tile, stucco or other material; or
(ix) any act, omission or negligence of other tenants, licensees or any other persons including occupants of the Shopping Center, occupants of adjoining or contiguous buildings, owners of adjacent or contiguous property, or the public.

 Section 8.3   Tenant's Insurance.
               ------------------

     Commencing on the Rent Commencement Date and at all times thereafter, Tenant shall carry and maintain, at its sole cost and expense:

     A. A policy of Commercial General Liability Insurance (ISO form, or equivalent) naming Tenant as the named insured and Landlord and (at Landlord's request) Landlord's mortgagee (and managing agent), if any, and Federal Realty Investment Trust ("FRIT"), if FRIT is not the Landlord under this Lease, as additional insureds, protecting Tenant and the additional insureds against liability for bodily injury, death and property damage occurring upon or in the Leased Premises, with such policy to afford protection to the limit of not less than One Million Dollars ($1,000,000.00) with respect to bodily injury or death or damage to property arising from any one occurrence and Two Million Dollars ($2,000,000.00) from the aggregate of all occurrences within each policy year. If the policy also covers locations other than the Leased Premises, the policy shall include a provision to the effect that the aggregate limit of Two Million Dollars ($2,000,000.00) shall apply separately at the Leased Premises. If Tenant sells, serves or distributes alcoholic beverages in or on the Leased Premises, then such General Liability Insurance shall include, at the same minimum limits of liability as shown above, Liquor Legal Liability coverage.

     B. "All Risks" or "Special Form" property insurance covering all of Tenant's Property (as defined in Section 9.5. below), and the floor and wall coverings within the Leased Premises, and written for at least the full replacement cost with a deductible of not more than One Thousand Dollars ($1,000.00).

     C. Plate glass insurance covering all plate glass in the Leased Premises. Tenant shall be and remain liable for the repair and restoration of all such plate glass.

 Section 8.4   Tenant's Contractor's Insurance.
               -------------------------------

     Before any alterations, additions, improvements or construction may be undertaken by or on behalf of Tenant, Tenant shall require any contractor performing work on the Leased Premises to obtain, carry and maintain, at no expense to Landlord: (i) worker's compensation insurance and employer's liability as required by the jurisdiction in which the Shopping Center is located; (ii) builder's risk insurance with a deductible no greater than Ten Thousand Dollars ($10,000.00), in the amount of the full replacement cost of the Tenant's Property and the Leasehold Improvements; and (iii) Commercial General Liability Insurance providing on an occurrence basis a minimum combined single limit of One Million Dollars ($1,000,000.00) per occurrence (and Two Million Dollars ($2,000,000.00) general aggregate, if applicable). If the contractor fails or is unable to acquire the above-mentioned insurance, Tenant shall provide such insurance (except worker's compensation insurance and employer's liability) at its sole cost and expense.

 Section 8.5   Policy Requirements.
               -------------------

     Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to Sections 8.3. and 8.4. (all such insurance as well as any other insurance pertaining to the Leased Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance") shall at all times be licensed and qualified to do business in the jurisdiction in which the Leased Premises are located and shall have received an A or better (and be in a financial size category of class VII or higher) rating by the latest edition of A.M. Best's Insurance Rating Service. All policies evidencing Tenant's Insurance shall specify Tenant as named insured, and Landlord and (at Landlord's request) Landlord's mortgagee (and managing agent), if any, and FRIT, if FRIT is not the Landlord under this Lease, as additional insured(s).
Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Leased Premises and any other location of Tenant, but only if such blanket policy allocates to the properties and liabilities to be insured under this Article VIII an amount not less than the amount of insurance required to be covered pursuant to this Article VIII, so that the proceeds of such insurance shall not be less than the proceeds that would be available if Tenant were insured under a unitary policy. All policies of Tenant's Insurance shall contain endorsements requiring the insurer(s) to give to Landlord and all other additional insureds, if any, at least thirty (30) days advance written notice of any material reduction, cancellation, termination or non-renewal of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of the term of any such insurance policy, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under the Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under the Lease, at law, or in equity.

     If Tenant fails to have a certificate of insurance on deposit with Landlord, then Landlord shall have the right to acquire such insurance, and Tenant shall be obligated to pay Landlord, as Additional Rent, the amount of the premium applicable thereto within five (5) days following notice from Landlord.

 Section 8.6   Increase in Insurance Premiums.
               ------------------------------

     Tenant shall not keep or do anything in the Leased Premises which will (i) result in an increase in the rate of any insurance on the Shopping Center; (ii) violate the terms of any insurance coverage on the Shopping Center carried by Landlord or any other tenant; (iii) prevent Landlord from obtaining such policies of insurance acceptable to Landlord or any Mortgagee of the Shopping Center; (iv) contravene the rules, regulations or recommendations of Landlord's insurers, loss prevention consultants, safety engineers, the National Fire Protection Association, or any similar body having jurisdiction over the Leased Premises. In the event of the occurrence of any event set forth in this Section 8.6., Tenant shall pay to Landlord upon demand, as Additional Rent, the amount of any increase in any such insurance premium. In determining the cause of any increase in insurance premiums, the schedule or rate of the organization issuing the insurance or rating procedures shall be conclusive evidence of the items and charges which comprise the insurance rates and premiums on such property.

 Section 8.7   Waiver of Right of Recovery.
               ---------------------------

     A. Landlord and Tenant (each, a "Waiving Party") each hereby waives and releases all rights of recovery against the other and the other's agents and employees (the "Released Parties") on account of loss or damage to the property of the Waiving Party to the extent that such loss or damage is required to be insured against under any property damage insurance policies required to be carried by this Lease. By this waiver it is the intent of the parties that the Released Parties shall not be liable to the Waiving Party or any insurance company (by way of subrogation or otherwise) insuring the Waiving Party for any loss or damage insured against (or that could have been insured against) under any property damage insurance required by this Article, even though such loss or damage might be caused by the negligence of one (1) or more of the Released Parties; provided, however, the mutual release contained herein shall not apply to damage to the Waiving Party's property caused by the willful misconduct of any of the Released Parties. If the Waiving Party does not carry, or is not required to carry, property damage insurance pursuant to this Lease, this release shall apply to damage to the Waiving Party's property that would have been covered by a policy of "all risk" or "special form" property damage insurance if the Waiving Party had maintained such insurance.

     B. Each of Landlord and Tenant shall include in each of its property damage insurance policies a waiver of the insurer's right of subrogation against the other party and the officers, directors, agents and employees of, and the partners in, the other party. If such waiver is not, or ceases to be, obtainable without additional charge (other than a nominal administrative charge) or at all, the insuring party shall so notify the other party promptly after notice thereof. If the other party agrees in writing to pay the insurer's additional charge therefor, such waiver shall (if obtainable) be included in the policy. Landlord and Tenant hereby acknowledge that such waiver is obtainable under normal commercial insurance practice on the date of this Lease at no additional charge (other than a nominal administrative charge)

     C. The waiver and release in Section 8.7.A above shall not apply to loss or damage to property of the Waiving Party to the extent of the deductible contained in the Waiving Party's policies of property damage insurance.

 Section 8.8   Landlord's Insurance.
               --------------------

     The Shopping Center shall be insured by Landlord against fire and such other risks as are, from time to time, included in an "all risk" or "special form" property insurance policy and with such deductibles as Landlord from time to time may determine, such insurance to be in an amount equal to at least eighty percent (80%) of the full replacement cost (exclusive of the cost of excavations, footings below floor level and foundations) including any increase in value thereof resulting from increased construction costs. Such insurance shall not cover any property with respect to which Tenant or other tenants are obliged to insure. Landlord shall maintain such other insurance as it shall determine is in its best interests and shall have the right to insure and maintain the insurance coverages set forth herein under blanket insurance policies covering other properties owned, leased or operated by Landlord or its affiliates, provided the insurance requirements in this Lease are fulfilled and the insurance coverage is not diminished in any way.


                                   ARTICLE IX

                          CONSTRUCTION AND ALTERATIONS
                          ----------------------------

 Section 9.1   Condition of Leased Premises.
               ----------------------------

     Except for Landlord's Work (as defined and set forth in Exhibit B of this Lease), Tenant acknowledges: (i) it has inspected the Leased Premises; (ii) it accepts the Leased Premises, and all improvements, betterments and equipment "AS IS," with no representation or warranty by Landlord as to the condition or suitability of the Leased Premises or of the

Shopping Center for Tenant's purpose; and (iii) Landlord has no obligation to improve or repair the Leased Premises, or the Shopping Center, unless said obligation is specifically set forth in this Lease.

 Section 9.2   Tenant Improvements.
               -------------------

     Tenant, at its sole cost and expense, agrees to provide all improvements to the Leased Premises in accordance with its obligations set forth in Exhibit B. Tenant further agrees it shall utilize only first-class fixtures and furnishings in the Leased Premises, and shall have the Leased Premises fully constructed and fixtured by the Opening Date.

 Section 9.3   Alterations.
               -----------

     Except for interior, non-structural, non-storefront, non-mechanical, non-electrical and non-plumbing alterations (except for interior electrical and plumbing alterations which affect only the Leased Premises and do not affect the main electrical and plumbing lines providing services to the Shopping Center) costing less than Ten Thousand Dollars ($10,000.00) and made in accordance with Tenant's standard interior decor and fixtures, Tenant shall not make or cause to be made any alterations, additions, renovations, improvements or installations in or to the Leased Premises or any part thereof without Landlord's prior written consent, which such consent may be granted or withheld in Landlord's sole and absolute discretion.

 Section 9.4   Work Requirements.
               -----------------

     All work to be performed by Tenant in the Leased Premises shall be performed (i) promptly, at Tenant's sole cost and expense, and in a workmanlike manner with first-class materials; (ii) by duly qualified or licensed persons;
(iii) without interference with, or disruption to, the operations of Landlord or other tenants or occupants of the Shopping Center; and (iv) in accordance with plans and specifications approved in writing in advance by Landlord (as to both design and materials) which such approval may be granted or withheld in Landlord's sole and absolute discretion, and all applicable governmental permits, rules and regulations.

 Section 9.5   Ownership of Improvements.
               -------------------------

     All present and future alterations, additions, renovations, improvements and installations made to the Leased Premises, including the HVAC system (collectively the "Leasehold Improvements"), shall be deemed to be the property of Landlord when made and, upon Tenant's vacation or abandonment of the Leased Premises, unless Landlord directs otherwise, shall remain upon and be surrendered with the Leased Premises in good order, condition and repair. All movable goods, inventory, office furniture, equipment, trade fixtures (including exterior signage) and other movable personal property belonging to Tenant which are installed, stored, or kept in the Leased Premises by Tenant and are not permanently affixed to the Leased Premises, shall remain Tenant's property ("Tenant's Property") and shall be removable by Tenant at any time, provided that: (i) Tenant is not in default under this Lease beyond any applicable notice and cure period; and (ii) Tenant shall repair any damage to the Leased Premises or the Shopping Center caused by the removal of any of Tenant's Property. Specifically excluded from the definition of Leasehold Improvements are safe deposit boxes, night depositories and the safe and/or vault located within the Leased Premises.

 Section 9.6   Removal of Tenant's Property.
               ----------------------------

     Tenant shall remove all of Tenant's Property (and any Leasehold Improvements as Landlord may direct) prior to the Termination Date or the termination of Tenant's right to possession. Tenant, at its sole cost and expense (payable as Additional Rent) shall repair any damage to the remaining Leasehold Improvements, the Leased Premises or any other portion of the Shopping Center caused by such removal. Should Tenant fail to timely remove said items then they shall be considered as abandoned and shall become the property of Landlord, or Landlord may have them removed and disposed of at Tenant's sole cost and expense, payable as Additional Rent.

 Section 9.7   Mechanic's Liens.
               ----------------

     No mechanic's or other lien shall be allowed against the Shopping Center as a result of Tenant's improvements to the Leased Premises. Tenant shall promptly pay all persons furnishing labor, materials or services with respect to any work performed by Tenant on the Leased Premises. If any mechanic's or other lien shall be filed against the Leased Premises or the Shopping Center by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to or for the benefit of Tenant, Tenant shall cause the same to be discharged of record or bonded to the satisfaction of Landlord within fifteen (15) days subsequent to Tenant's receipt of notice of the filing thereof. If Tenant fails to discharge or bond any such lien, Landlord, in addition to all other rights or remedies provided in this Lease, may bond said lien or claim (or pay off said lien or claim if it cannot with reasonable effort be bonded) without inquiring into the validity thereof and all expenses incurred by Landlord in so discharging said lien, including reasonable attorney's fees, shall be paid by Tenant to Landlord as Additional Rent on five (5) days' demand.

 Section 9.8   Changes to Shopping Center.
               --------------------------

     A. Exhibit A sets forth the general layout of the Shopping Center. Exhibit A is not and shall not be deemed Landlord's representation or agreement that all or any part of the Shopping Center is, will be, or will continue to be, configured as indicated therein. Landlord reserves the right to determine all tenancies in the Shopping Center, and Tenant does not rely on, nor does Landlord represent, the tenancy of any specific tenant(s).

     B. Landlord shall have the right, at any time, to (i) make alterations or additions to, or demolish all or any part of, the Shopping Center; (ii) build other buildings or improvements in or about the Shopping Center; and (iii) convey to others or withdraw portions of the Shopping Center.

     Notwithstanding the foregoing, Landlord agrees that, in exercising its rights under this Section 9.8.B., (i) it will make no changes to the Shopping Center or to the Common Areas which will materially adversely obstruct or materially adversely affect access to and from the Leased Premises via Tenant's storefront entrance, (ii) it shall make no changes to the Shopping Center or to the Common Areas which would materially adversely affect the visibility of Tenant's storefront identification signage, entrance and display windows from the immediately adjacent Common Areas, and (iii) it shall not reduce the number of parking spaces in the Shopping Center below that which is required by the applicable governmental authorities. The foregoing provisions of this paragraph shall not apply in instances where access and/or visibility is temporarily affected as a result of repairs, remodeling, renovation or other construction to the Shopping Center.

     C. In the event that Landlord renovates or remodels the front exterior of the Leased Premises or the Shopping Center, Tenant agrees at its sole risk and expense to: (i) upon request of Landlord, to remove its then existing signage to facilitate the remodeling work; (ii) upon direction of Landlord, re-install signage as is appropriate under the new criteria and consistent with such exterior remodeling; (iii) replace Tenant's storefront if such replacements are part of Landlord's renovation plans and (iv) otherwise cooperate with Landlord to facilitate such renovation and remodeling. Tenant consents to the performance of all work deemed appropriate by Landlord to accomplish any of the foregoing, and to any inconvenience or disruption caused thereby.

     Notwithstanding anything contained herein to the contrary, Landlord agrees that in the event Landlord renovates the Shopping Center during the initial two
(2) year Term of the Lease, Tenant shall not be obligated to pay for the installation of a new sign or a new storefront.

                                   ARTICLE X

                   REPAIRS, MAINTENANCE, AND LANDLORD'S ACCESS
                  --------------------------------------------

 Section 10.1  Repairs by Landlord.
               -------------------

     Subject to the terms of this Lease, including without limitation Sections
10.2 and 11.3 below, Landlord shall make all repairs to the Common Areas and structural repairs to the Leased Premises and to the buildings composing the Shopping Center. In the event any such repairs are necessitated by Tenant's breach of this Lease, or by any act or negligence of Tenant, its agents, employees, assigns, concessionaires, contractors or invitees, Tenant shall reimburse to Landlord, as Additional Rent, the reasonable cost incurred in completing such repairs.

     Notwithstanding anything to the contrary contained herein, Landlord shall, at its own expense, comply with all laws, orders, ordinances and regulations of Federal, State, County, Municipal and other governmental authorities respecting all matters relating to the Landlord's maintenance and repair obligations under this Section 10.1.

     Notwithstanding anything to the contrary contained herein, Tenant shall not be obligated hereunder to make any structural alterations or modifications to the Leased Premises where such structural alterations or modifications are required of the Shopping Center in general and not directed specifically to the type of business being conducted by Tenant at the Leased Premises. To the extent Tenant is not obligated to make said structural alterations or modifications, Landlord shall promptly make them at Landlord's sole cost and expense. In any event, Tenant shall be solely responsible for compliance with The Americans with Disabilities Act of 1990 (the "ADA") within the Leased Premises including, but not limited to, the storefront, entrances and doors, and Landlord shall be solely responsible for compliance with the ADA in the Common Areas of the Shopping Center. However, nothing contained herein shall negate Landlord's or Tenant's right to challenge any such ADA compliance requirement in administrative and/or judicial proceedings.

     Notwithstanding anything to the contrary contained herein, Landlord will, at its expense, subject to reimbursement to Landlord as part of Landlord's Operating Costs, keep the roof, downspouts, gutters, exterior walls (excluding doors, storefront, windows and glass), the structural concrete floor of the Leased Premises (excluding floor coverings, such as carpeting, terrazzo and other special flooring), and sprinkler mains and utility pipes, conduits, ducts, meters and lines outside of and not exclusively serving the Leased Premises in good repair.

     Landlord shall not be obligated to make any such repairs unless Tenant shall have given Landlord written notice of the necessity for such repairs. Furthermore, Landlord shall not be liable to Tenant for damages of any kind unless Landlord shall have failed to make such repairs within thirty (30) days after receiving notice from Tenant of the need for such repairs (or if such repair is of such a nature that it cannot reasonably be cured within thirty (30) days and Landlord has failed to commence such cure within said thirty (30) days and diligently pursue said cure to its completion), provided that any damage arising therefrom shall not have been caused by the negligent or willful act or omission of Tenant, its concessionaires, officers, employees, licensees or contractors (in which event Tenant shall be responsible therefor) or have been caused by any of the items Tenant is required to maintain and repair under this Lease. Landlord shall be under no liability for repair, maintenance, alteration or any other action with respect to the Leased Premises or any part thereof, or any plumbing, electrical, or other mechanical installations therein, except as may be expressly set out in this Lease.

     If Landlord shall fail to commence the making of such repairs or the performance of such maintenance as it is obligated to do under Section 10.1. hereof within thirty (30) days after notice from Tenant (except if an emergency situation exists and the immediate curing of such breach or failure is necessary to protect the Leased Premises, property located therein, or persons from imminent injury or damage, the thirty (30) days grace period shall be reduced to twenty-four (24) hours after written notice), Tenant's sole right and remedy for such failure shall be, after further notice to Landlord of its intention so to do, to cause such repairs to be made or maintenance to be performed and to make a claim against Landlord for the reasonable cost thereof (but not to withhold Rent on account of such costs). Landlord hereby agrees to reimburse to Tenant the reasonable and actual cost of such repairs within thirty (30) days after receipt from Tenant of a statement of its reasonable repair expenses together with evidence (e.g. paid invoices) supporting said expenses. In no event, however, shall Tenant have the right to perform any of Landlord's obligations in regard to the Common Areas or to any premises other the Leased Premises.

 Section 10.2  Repairs and Maintenance by Tenant.
               ---------------------------------

     A. Throughout the Term Tenant, at its sole cost and expense, shall maintain the non-structural portions of the Leased Premises (including the storefront), the loading dock exclusively designated for Tenant's use, the Leasehold Improvements and Tenant's Property in good order, condition and repair. Tenant shall not cause or permit any waste, damage or injury to the Leased Premises or the Shopping Center. Tenant's obligations shall include, without limitation, repairing, maintaining, and making replacements to items such as the following: floor coverings; walls (other than structural walls) and wall coverings; ceilings; utility meters; pipes and conduits exclusively serving the Leased Premises; fixtures; the HVAC system; plumbing, electrical and other mechanical systems exclusively serving the Leased Premises; sprinkler and other fire protection equipment exclusively serving the Leased Premises; the storefront(s); security grilles or similar enclosures; locks and closing devices; window sashes, casements and frames; glass; doors and door frames. Tenant agrees to maintain with a reputable contractor a regular service and maintenance contract on the HVAC equipment and system servicing the Leased Premises, with routine inspections and servicing as recommended by the HVAC manufacturer.

     B. Tenant, at its sole cost and expense, shall install and maintain such fire extinguishers and other fire protection devices as may be required by any agency having jurisdiction over, or by the underwriters issuing insurance for, the Shopping Center. Tenant, at its sole cost and expense, agrees to routine inspections of fire protection devices by contractors acceptable to Landlord.
If any governmental authority with jurisdiction of the Shopping Center requires or recommends the installation, modification, or alteration of the sprinkler system, or other equipment, by reason of Tenant's business; or the location of any partitions, trade fixtures, or other contents of the Leased Premises; or for any other reason, then Tenant, at Tenant's sole cost and expense, shall promptly install such sprinkler system or changes therein.

     C. Tenant shall keep the service areas, sidewalks, and loading docks or bays adjoining the Leased Premises free from ice and snow and shall not permit the accumulation of garbage, trash or other waste in or around the Leased Premises.

 Section 10.3  Inspections, Access and Emergency Repairs by Landlord.
               -----------------------------------------------------

     Upon reasonable prior notice and without materially adversely affecting Tenant's business within the Leased Premises, Tenant shall permit Landlord to enter all parts of the Leased Premises during the Store Hours to inspect the same. In the event of an emergency, Landlord may enter the Leased Premises at any time and make such inspection and repairs as Landlord deems necessary, at the risk and for the account of Tenant, provided however Landlord shall use reasonable efforts to notify Tenant in advance of any entry into the Leased Premises.

                                   ARTICLE XI

                                    CASUALTY
                                   ---------
 Section 11.1  Fire or Other Casualty.
               ----------------------

     Tenant shall give prompt notice to Landlord in case of fire or other casualty ("Casualty") to the Leased Premises or the Shopping Center.

 Section 11.2  Right to Terminate.
               ------------------

     A. If (i) the buildings (taken in the aggregate) in the Shopping Center shall be damaged to the extent of more than twenty-five percent (25%) of the cost of replacement thereof; or (ii) the Leased Premises shall be damaged in whole or in part during the last three Lease Years or in any Partial Lease Year at the end of the Term; or (iii) the Leased Premises or the building in which the Leased Premises is located shall be damaged to the extent of twenty-five percent (25%) or more of the cost of replacement thereof; then, in any such event, Landlord may terminate this Lease by notice to Tenant prior to the one hundred and eightieth (180th) day after the date when the damage occurred. If Landlord so terminates this Lease then the Termination Date shall be the date set forth in the notice to Tenant, which date shall not be less than thirty (30) days nor more than ninety (90) days after the giving of said notice. The "cost of replacement" shall be determined by the company or companies insuring Landlord against the Casualty, or, if there shall be no such determination, by a qualified person selected by Landlord to determine such "cost of replacement."

     If during the last two (2) Lease Years or in any Partial Lease Year at the end of the Term either (i) the Leased Premises shall be damaged to the extent of thirty percent (30%) or more of the cost of replacement thereof, or (ii) more than fifty percent (50%) of the Floor Area of the Shopping Center immediately before such Casualty is rendered untenantable, Tenant may also terminate this Lease by giving Landlord sixty (60) days' prior written notice, said notice to be given within sixty (60) days after the date of the Casualty. Further, Landlord agrees that in the event of a Casualty to the Leased Premises, if Landlord fails to commence and diligently pursue the repairs to the Leased Premises in accordance with the provisions of Section 11.3. below within one hundred and eighty (180) days from the date of such Casualty, Tenant shall have the right to terminate this Lease by giving Landlord thirty (30) days' prior written notice, said notice to be given within thirty (30) days after the expiration of the aforesaid period.

     B. If the Casualty shall render the Leased Premises untenantable, in whole or in part, and provided that the Casualty or the occurrence causing the untenantability of the Leased

Premises is not caused by the willful misconduct of Tenant, its agents, sublessees, assignees, concessionaires, employees or contractors, all Rent shall abate proportionately during the period of such untenantability, computed on the basis of the ratio which the amount of Floor Area of the Leased Premises rendered untenantable bears to the total Floor Area of the Leased Premises. Such abatement of Rent shall terminate on the earliest of (i) the date any such repair and restoration work is substantially completed by Landlord pursuant to its obligations under Section 11.3., (ii) sixty (60) days after the date established in (i) above if Tenant is required to perform repair work pursuant to Section 11.4., or (iii) the date Tenant reopens for business in the portion of the Leased Premises previously rendered untenantable. Except to the extent specifically set forth in this Section 11.2., neither the Rent nor any other obligations of Tenant under this Lease shall be affected by any Casualty, and Tenant hereby specifically waives all other rights it might otherwise have under law or by statute.

 Section 11.3  Landlord's Duty to Reconstruct.
               ------------------------------

     Provided this Lease is not terminated pursuant to any provision hereof, and subject to Landlord's ability to obtain the necessary permits and the availability of insurance proceeds, Landlord shall repair or reconstruct the Leased Premises (excluding Tenant's Property and the floor and wall coverings and plate glass in the Leased Premises, which shall be Tenant's obligation to repair, restore or replace) to a substantially similar condition as existed prior to the Casualty; provided, however, in no event shall Landlord be required to expend an amount in excess of the insurance proceeds received by Landlord in performing such repairs or reconstruction.

 Section 11.4  Tenant's Duty to Reconstruct.
               ----------------------------

     Provided this Lease is not terminated pursuant to any provision hereof, Tenant shall promptly commence and diligently pursue to completion the redecorating and refixturing of the Leased Premises, including, without limitation repairing, restoring or replacing Tenant's Property, the floor and wall coverings and the plate glass, to a substantially similar condition as existed prior to the Casualty. Tenant shall reopen for business in the Leased Premises as soon as practicable after the occurrence of the Casualty.

                                  ARTICLE XII

                                  CONDEMNATION
                                 -------------

 Section 12.1  Taking of Leased Premises.
               -------------------------

     A. If more than twenty-five percent (25%) of the Floor Area of the Leased Premises shall be appropriated or taken under the power of eminent domain, or conveyance shall be made in anticipation or in lieu thereof (each being hereinafter referred to as a "Taking"), either party shall have the right to terminate this Lease as of the effective date of the Taking by giving notice to the other party of such election within thirty (30) days prior to the date of such Taking.

     B. If there is a Taking of a portion of the Leased Premises and this Lease shall not be terminated pursuant to Section 12.1.A., then (i) as of the effective date of the Taking, this Lease shall terminate only with respect to the portion of the Leased Premises taken; (ii) after the effective date of the Taking, the Rent shall be reduced by multiplying the same by a fraction, the numerator of which shall be the Floor Area taken and the denominator of which shall be the Floor Area of the Leased Premises immediately prior to the Taking;
(iii) as soon as reasonably possible after the effective date of the Taking, Landlord shall, at its expense and to the extent feasible, restore the remaining portion of the Leased Premises to a complete unit of a similar condition as existed prior to any work performed by Tenant provided, however, Landlord shall not be required to expend more on such alteration or restoration work than the condemnation award actually received and retained by Landlord for the Leased Premises.

 Section 12.2  Taking of Shopping Center.
               -------------------------

     If there is a taking of any portion of the Shopping Center so as to render, in Landlord's judgment, the remainder unsuitable for use as a shopping center, Landlord shall have the right to terminate this Lease upon thirty (30) days' written notice to Tenant. Provided Tenant is not then in default under this Lease beyond any applicable notice and cure period, Tenant shall receive a proportionate refund from Landlord of any Rent Tenant paid in advance.

 Section 12.3  Condemnation Award.
               ------------------

     All compensation awarded for a Taking of any part of the Leased Premises (including, without limitation, the Leasehold Improvements) or a Taking of any other part of the Shopping Center shall belong to and be the property of Landlord. Tenant hereby assigns to Landlord all of its right, title and interest in any such award. Tenant shall have the right to collect and pursue any separate award as may be available under local procedure for moving expenses or Tenant's Property, so long as such award does not reduce the award otherwise belonging to Landlord as aforesaid.


                                  ARTICLE XII

                              MERCHANTS ASSOCIATION
                             ----------------------

 Section 13.1  Merchants Association.
               ---------------------

     Landlord may establish or has established a Merchants Association (the "Association") for the purpose of promoting the Shopping Center. Tenant shall become a member of the Association on the later of the date of this Lease or the date such Association is established, remain a member in good standing thereafter throughout the Term, comply with all obligations imposed by the by-laws of the Association, and pay to Landlord or the Association (as directed by Landlord) the amounts specified in Section 13.2.

 Section 13.2  Landlord's and Tenant's Contribution to Merchants Association.
               -------------------------------------------------------------

     A. Provided an Association is established by Landlord, Landlord shall contribute an amount equal to twenty percent (20%) of the total amount of the Association dues actually paid to the Association by Tenant. Landlord's contribution for any calendar year shall be due fifteen (15) days after the Association has delivered to Landlord satisfactory evidence of the amount of dues it has received from Tenant, together with a copy of its operating budget and such other financial data as Landlord may reasonably request.

     B.   Tenant shall contribute to the Association the amount set forth in
Section 1.1., in advance, on the first day of each calendar month throughout the Term. The Association dues set forth in Section 1.1. shall be-increased following the close of the first Lease Year, and at the close of each Lease Year thereafter, by five percent (5%).

 Section 13.3  Landlord's Participation.
               ------------------------

     Landlord may appoint a committee, composed of a representative of Landlord and one or more of the tenants at the Shopping Center, to act as an advisory committee with respect to the Association. Landlord shall have the right and option to employ a Marketing Director and other personnel for the Association, and to provide promotional services which, in Landlord's judgment, are reasonable and desirable in the administration of the Association and the promotional activities of the Shopping Center. All such personnel shall be under Landlord's control and supervision. Tenant hereby authorizes the Association to reimburse Landlord for such personnel and for any other reasonable costs incurred by Landlord in assisting the Association or providing services thereto, including the fair rental value of any office or other space provided by Landlord. At Landlord's election such costs may be credited against Landlord's contribution set forth in
Section 13.2.A.

 Section 13.4  Landlord's Option to Form Marketing Fund.
               ----------------------------------------

     In lieu of the Association, Landlord shall have the right and option to form a Marketing Fund (the "Fund"), in which case the Association dues paid by Tenant and by Landlord shall become the Fund dues and such payments shall constitute Tenant's and Landlord's assessment for the Fund. Upon Landlord's establishment of the Fund, the Association shall be dissolved and any tenant funds remaining in the Association shall be turned over to Landlord for application to the Fund. The Fund dues shall be used by Landlord to pay all costs and expenses associated with the formulation and carrying out of programs for the promotion of the Shopping Center. In addition, Landlord may use the Fund dues to defray the cost of administration of the Fund, including, without limitation, the salary and related costs and benefits of a director and related administrative personnel, and rent allocable to any management office within the Shopping Center devoted to use by such personnel. Tenant shall comply with all other reasonable rules and regulations established by Landlord in connection with the Fund.

 Section 13.5  Fund or Association.
               -------------------

     Nothing in the Lease shall be construed as a representation that Landlord has or will establish a Fund or Association. Landlord reserves the right and option, at any time and from time to time, to alternatively establish either a Fund or an Association. Upon the establishment of either a Fund or an Association, Tenant will comply with all of its obligations with respect thereto as set forth in this Article XIII.


                                  ARTICLE XIV

                          SUBORDINATION AND ATTORNMENT
                         -----------------------------

 Section 14.1  Subordination.
               -------------

     Tenant's rights under this Lease are subordinate to: (i) all present and future ground or underlying leases affecting all or any part of the Shopping Center; and (ii) any easement, license, mortgage, deed of trust or other security instrument now or hereafter affecting the Shopping Center (those documents referred to in (i) and (ii) above are hereinafter collectively referred to as a "Mortgage" and the person or persons having the benefit of same are hereinafter collectively referred to as a "Mortgagee"). Tenant's subordination provided in this Section 14.1. is self-operative and no further instrument of subordination shall be required.

 Section 14.2  Attornment.
               ----------

     If any person shall succeed to all or part of Landlord's interest in the Leased Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, Tenant shall, without charge, attorn to such successor-in-interest upon written request from Landlord; provided such successor-in-interest agrees to recognize Tenant's rights under this Lease and agrees to assume all of Landlord's obligations under the Lease.

 Section 14.3  Estoppel Certificate.
               --------------------

     Landlord and Tenant, within twenty (20) days after receiving written notice from the other and without charge or cost to the other, shall certify by written instrument, which written instrument Landlord or Tenant shall duly execute and deliver to the other or any other person designated by Landlord or Tenant:
(i) that this Lease is unmodified and in full force and effect (or if there has been a modification, that the same is in full force and effect as modified, and stating the modification); (ii) the dates, if any, to which each component of the Rent due under this Lease has been paid; (iii) whether Landlord or Tenant has failed to perform any covenant, term or condition under this Lease, and the nature of Landlord's or Tenant's failure, if any; and (iv) such other relevant information as Landlord or Tenant may request.

 Section 14.4  Quiet Enjoyment.
               ---------------

     Landlord covenants that it has full right, power and authority to enter into this Lease and that Tenant, upon performing all of Tenant's obligations under this Lease and timely paying all Rent, shall peaceably and quietly have, hold and enjoy the Leased Premises during the Term without hindrance, ejection or molestation by any person lawfully claiming by, through or under Landlord, subject, however, to all Mortgages, encumbrances, easements, and matters of record to which this Lease is or may become subject.

                                   ARTICLE XV

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

 Section 15.1  Landlord's Consent Required.
               ---------------------------

     A. Tenant and any permitted Transferee, as hereinafter defined, shall not voluntarily or involuntarily, by operation of law or otherwise: (i) transfer, assign, mortgage, encumber, pledge, hypothecate, or assign all or any of its interest in this Lease, or (ii) sublet or permit the Leased Premises, or any part thereof, to be used by others including, but not limited to concessionaires or licensees, or (iii) intentionally deleted (iv) sell, assign or otherwise transfer all or substantially all of Tenant's or any permitted Transferee's assets; without the prior written consent of Landlord, in each instance, which consent Landlord may withhold in its sole and absolute discretion. All of the foregoing transactions shall be referred to collectively or singularly as a "Transfer", and the person to whom Tenant's interest is transferred shall be referred to as a "Transferee."

     B. Any Transfer without Landlord's consent shall not be binding upon Landlord, and shall confer no rights upon any third person. Each such unpermitted Transfer shall, without notice or grace period of any kind, constitute a Default as defined in Article XVI of this Lease by Tenant under this Lease. The acceptance by Landlord of the payment of Rent following any Transfer prohibited by this Article XV shall not be deemed to be a consent by Landlord to any such Transfer, an acceptance of the Transferee as a tenant, a release of Tenant from the performance of any covenants herein contained, or a waiver by Landlord of any remedy of Landlord under this Lease, although amounts actually received shall be credited by Landlord against Tenant's Rent obligations. Consent by Landlord to any one Transfer shall not constitute a waiver of the requirement for consent to any other Transfer. No reference in this Lease to assignees, concessionaires, subtenants or licensees shall be deemed to be a consent by Landlord to the occupancy of the Leased Premises by any such assignee, concessionaire, subtenant or licensee.

     C. Landlord's consent to any Transfer shall not operate as a waiver of, or release of Tenant from, Tenant's covenants and obligations hereunder; nor shall the collection or acceptance of Rent or other performance from any Transferee have such effect. Rather, Tenant shall remain fully and primarily liable and obligated under this Lease for the entire Term in the event of any Transfer, and in the event of a Default by the Transferee, Landlord shall be free to pursue Tenant, the Transferee, or both, without prior notice or demand to either.

     D. Notwithstanding anything to the contrary contained herein, provided Tenant shall not be in Default under the Lease,

Tenant shall have the right, without Landlord's prior written consent, to assign the Lease to any wholly owned subsidiary of Tenant, or to any parent corporation, partnership or limited liability company of Tenant, or to any subsidiary of any parent corporation, partnership or limited liability company of Tenant, provided, however, that said assignment shall be subject to the following express conditions:

     1) no such assignment shall be deemed to release Tenant or any guarantor from continuing liability throughout the Term of the Lease;

 .    2)   Tenant's assignee must expressly assume in an instrument delivered to and reasonably acceptable by Landlord all the obligations of Tenant under the Lease;

     3) Landlord is given thirty (30) days' prior written notice of Tenant's intent to assign the Lease under this Section 15.1.D. together with sufficient documentation which verifies that all of the requirements set forth herein have been fulfilled and the conditions have been met. Landlord shall furnish the appropriate documentation in connection with any such assignment and be entitled to a reasonable administrative fee therefor, as set forth in Section 17.3.

     E. Notwithstanding anything to the contrary contained herein, Tenant shall not have the right to issue stock or sell the shares of any subsidiary entity in a transaction (or a series of transactions) the purpose of which is to effectuate a third party assignment or other Transfer which is not a Permitted Transfer without complying with the criteria otherwise set forth in this Section 15.1.

     F. Notwithstanding anything to the contrary contained herein, provided Tenant shall not be in Default under the Lease beyond any applicable cure period, Tenant shall assign the Lease to the Bank (as defined in Section 1.1.F. of this Lease) within thirty (30) days following satisfaction of the contingency set forth in Addendum IV of this Lease, provided, however, that said assignment shall be subject to the following express conditions:

     1) no such assignment shall be deemed to release Tenant or any guarantor from continuing liability throughout the Term of the Lease;

     2) Tenant's assignee must expressly assume in an instrument delivered to and reasonably acceptable by Landlord all the obligations of Tenant under the Lease; and

     3) Landlord is given thirty (30) days' prior written notice of Tenant's intent to assign the Lease under this Section 15.1.D. together with sufficient documentation which verifies that all of the requirements set forth herein have been fulfilled and the conditions have been met. Landlord shall furnish the appropriate documentation in connection with any such assignment and be entitled to a reasonable administrative fee therefor, as set forth in Section 17.3.

                                  ARTICLE XVI

                              DEFAULT AND REMEDIES
                             ---------------------

 Section 16.1  Default.
               -------

     Any one or more of the following events shall constitute a default (each, a "Default") by Tenant under this Lease: (i) if Tenant fails to pay any Rent (or any installment thereof) within ten (10) days after the same shall be due and payable; (without the necessity of demand therefor or notice thereof); (ii) if Tenant shall breach or fail in the observance or performance of any of the terms, conditions or covenants of this Lease to be observed or performed by Tenant, other than those involving the payment of Rent or failure to continuously occupy and operate the Leased Premises as required, and such breach or failure is not cured within thirty (30) days after Tenant's receipt of written notice thereof, unless such condition is of such a nature that it cannot reasonably be cured within such thirty (30) days, in which case Tenant must commence such cure within said thirty (30) days and diligently pursue said cure to its completion, (iii) if Tenant shall vacate, abandon or cease to continuously operate the Leased Premises as required except as a result of a Casualty, a Taking or for the refurbishing to the Leased Premises as provided for in Section 4.1., or (iv) if Tenant fails to carry and maintain the insurance required by this Lease.

 Section 16.2  Remedies and Damages.
               --------------------

     A. Upon the occurrence of any event of Default described in Section 16.1., Landlord shall have all the rights and remedies provided in this Section 16.2., in addition to all other rights and remedies available under this Lease or provided at law or in equity.

     B. It shall be lawful for Landlord, upon written notice to Tenant to terminate this Lease, or to terminate Tenant's right to possession without terminating this Lease (as Landlord may elect). If the Lease or Tenant's right to possession under this Lease shall at any time be terminated under the terms and conditions of this Section 16.2., or in any other way, Tenant hereby covenants and agrees to immediately surrender and deliver the Leased Premises peaceably to Landlord. Should Tenant fail to do so, Landlord shall be entitled to re-enter, without process and without notice (any notice to quit or of re-entry being hereby expressly waived), using such force as may be necessary; and, alternatively, shall have the benefit of all provisions of law respecting the speedy recovery of possession of the Leased Premises (whether by summary proceedings or otherwise), any notice to quit or of re-entry being hereby expressly waived.

     C. After prior written notice to Tenant and an opportunity to cure, Landlord may also perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform, the cost of which (together with an administrative fee equal to ten percent (10%) of such cost to cover Landlord's overhead in connection therewith) shall be deemed Additional Rent and shall be payable by Tenant to Landlord upon demand. In performing any obligations of Tenant, Landlord shall incur no liability for any loss or damage that may accrue to Tenant, the Leased Premises or Tenant's Property by reason thereof, except if caused by Landlord's willful and malicious act. The performance by Landlord of any such obligation shall not constitute a release or waiver of any of Tenant's obligations under this Lease.

     D. Upon termination of this Lease or the termination of Tenant's right to possession under this Lease, as the case may be, Landlord may at any time and from time to time relet the Leased Premises (or any part thereof) for the account of Tenant or otherwise, at such rentals and upon such terms and conditions as Landlord shall deem appropriate. Landlord shall receive and collect the rents therefor, applying the same first to the payment of such reasonable expenses as Landlord actually incurred in recovering possession of the Leased Premises, including, without limitation, legal expenses and reasonable attorneys' fees, and in placing the Leased Premises in good order and condition and preparing or altering the same for re-rental; second, to the payment of such reasonable expenses, commissions and charges as may be paid, assumed or incurred by or on behalf of Landlord in connection with the reletting of the Leased Premises; and third, to the fulfillment of the covenants of Tenant under the Lease, including the various covenants to pay Rent. Any such reletting may be for the remainder of the Term or for a longer or shorter period, as Landlord elects. Thereafter, Tenant covenants and agrees to pay Landlord until the end of the Term of this Lease the equivalent of the amount of all the Rent and all other sums required to be paid by Tenant, less the net avails of such reletting, if any, and the same shall be due and payable by Tenant to Landlord on the dates such Rent and other sums above specified are due. Any reletting by Landlord shall not be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given by Landlord to Tenant. Notwithstanding any reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease. In any event, Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Leased Premises or any failure by Landlord to collect any sums due upon such reletting.

     Notwithstanding anything to the contrary contained herein, upon default by Tenant and a subsequent eviction by Landlord, Landlord agrees to use reasonable efforts to relet the Leased Premises for a term or terms which may, at Landlord's option, be less than or exceed the balance of the Term of the Lease. Landlord does not necessarily agree to rent the Leased Premises at its then fair market value in the event it enters into a new lease agreement. The foregoing, however, shall in no way obligate Landlord to lease the Leased Premises in any manner which is not in keeping with the type and caliber of tenants at the Shopping Center, nor shall the same obligate Landlord to relet the Leased Premises in preference to other vacant space therein.

     E. In the event, as the result of Tenant's Default at any time prior to the Term Commencement Date, this Lease shall be terminated, Landlord and Tenant hereby agree that, at Landlord's option, Tenant shall pay to Landlord on account of such Default, as liquidated and agreed damages (and not as a penalty), which shall be immediately due and payable from Tenant to Landlord, a sum equal to such amount as would have constituted one year's Rent had Tenant actually taken possession of the Leased Premises and commenced paying the Rent herein reserved.

 Section 16.3  Remedies Cumulative.
               -------------------

     No reference to any specific right or remedy in this Lease shall preclude Landlord or Tenant from exercising any other right, from having any other remedy, or from maintaining any action to which it may otherwise- be entitled under this Lease, at law or in equity.

 Section 16.4  Waiver.
               ------

     A.   No Waiver of Lease Provisions or Breach thereof. Landlord or Tenant
          -----------------------------------------------
shall not be deemed to have waived any provision of this Lease, or the breach of any such provision, unless specifically waived by Landlord or Tenant in a writing executed by an authorized officer of Landlord or Tenant. Any waiver of a breach shall not be deemed to be a waiver of any subsequent breach of the same provision, or of the provision itself, or of any other provision.

     B.   Waiver of Right of Redemption.  Tenant hereby expressly waives any and
          -----------------------------
all rights of redemption and any and all rights to relief from forfeiture which would otherwise be granted or available to Tenant under any present or future statutes, rules or case law.

     C.   Waiver of Jury Trial.  In any litigation (whether or not arising out
          --------------------
of or relating to the Lease) in which Landlord and Tenant shall be adverse parties, Landlord and Tenant knowingly, voluntarily and intentionally waive their rights to trial by Jury.


                                  ARTICLE XVI

                            MISCELLANEOUS PROVISIONS
                           -------------------------

 Section 17.1  Notices.
               -------

     A. Whenever any demand, request, approval, consent or notice (singularly and collectively, "Notice") shall or may be given by one party to the other, such Notice shall be addressed to the parties at their respective addresses as set forth in Section 1.1. and served by (i) hand, (ii) a nationally recognized overnight express courier, or (iii) registered or certified mail return receipt requested. The date the notice is received shall be the date of service of Notice. In the event an addressee refuses to accept delivery, however, then Notice shall be deemed to have been served on either (i) the date hand delivery is refused, (ii) the next business day after the Notice was sent in the case of attempted delivery by overnight courier, or (iii) five (5) business days after mailing the notice in the case of registered or certified mail. Either party may, at any time, change its Notice address by giving the other party Notice, in accordance with the above, stating the change and setting forth the new address.

     B. If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Leased Premises, no Notice thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such Mortgagee, in the manner prescribed in this Section 17.1., to the address as such Mortgagee shall designate.

 Section 17.2  Recording.
               ---------

     Neither this Lease nor a memorandum thereof shall be recorded without the written consent of Landlord.

 Section 17.3  Interest and Administrative Costs.
               ---------------------------------

     A.   If (i) Tenant fails to make any payment under this Lease when due,
(ii) Landlord performs any obligation of Tenant under this Lease, or (iii) Landlord incurs any costs or expenses as a result of Tenant's Default under this Lease, then Tenant shall pay, upon demand, Interest from the date such payment was due or from the date Landlord incurs such costs or expenses relating to the performance of any such obligation or Tenant's

Default, as the case may be, plus the payment due under (i), or the amount of such costs and expenses incurred, under (ii) or (iii), plus Landlord's administrative costs in connection therewith, regardless of whether or not otherwise expressly provided for in this Lease.

     B. If Tenant requests Landlord to review and/or execute any documents in connection with this Lease, including but not limited to Assignment and Transfer documents, Tenant shall pay to Landlord, upon demand, as an administrative fee for the review and/or execution thereof, all costs and expenses, including reasonable attorney's fees (which shall include the cost of time expended by in-house counsel) incurred by Landlord and/or Landlord's agent. The minimum fee to be paid by Tenant to Landlord pursuant to this Section 17.3.B. shall be Five Hundred Dollars ($500.00)

     C.   Intentionally Deleted.

     D. All such sums payable in accordance with subsections A, B, and C above {with the exception of any Minimum Rent due pursuant to subsection A (i)} shall be deemed to be Additional Rent.

 Section 17.4  Legal Expenses.
               --------------

     If Landlord shall deem it necessary to engage an attorney or institute any suit against Tenant in connection with the enforcement of Landlord's rights under this Lease, the violation of any term of this Lease, the declaration of Landlord's rights hereunder, or the protection of Landlord's interests under this Lease, Tenant shall reimburse Landlord for its expenses incurred as a result thereof including, without limitation, court costs and reasonable attorneys' fees.

 Section 17.5  Successors and Assigns.
               ----------------------

     This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective permitted successors and assigns. Upon any sale or other transfer by Landlord of its interest in the Leased Premises, Landlord shall be relieved of any obligations under this Lease occurring subsequent to such sale or other transfer.

 Section 17.6  Limitation on Right of Recovery Against Landlord.
               ------------------------------------------------

     It is specifically understood and agreed that there shall be no personal liability of any shareholder, trustee, partner, officer, employee, representative or agent of Landlord in respect to any of the covenants, conditions or provisions of this Lease. Further, in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of the Landlord in the Shopping Center for the satisfaction of Tenant's remedies. The name "Federal Realty Investment Trust" refers to the Trustees, as trustees, but not individually or personally, under a Third Amended and Restated Declaration of Trust on file in the office of the Recorder of Deeds of the District of Columbia, which Declaration provides that neither the shareholders nor the Trustees, nor any officer, employee, representative or agent of Federal Realty Investment Trust shall be personally liable for the satisfaction of obligations of any nature whatsoever of Federal Realty Investment Trust. Accordingly, Tenant hereby agrees to look solely to Landlord's equity in the Shopping Center for the satisfaction of any claim arising from this Lease and shall not seek to impose personal liability on any shareholder, trustee, partner, officer, employee, representative or agent of Landlord or of Federal Realty Investment Trust. A similar limitation on liability shall be inserted in each document executed by Federal Realty Investment Trust pursuant to this Lease.

 Section 17.7  Security Deposit.
               ----------------

     Tenant shall deposit with Landlord, for Landlord's general account, the Security Deposit as security for the performance of each and every term, covenant, agreement and condition of this Lease on Tenant's part to be performed, such Security Deposit to be paid in advance upon Tenant's execution of this Lease. Landlord may use, apply on Tenant's behalf or retain (without liability for interest) during the Term the whole or any part of the security so deposited to the extent required for the payment of any Rent which may be owed hereunder, or for any sum which Landlord may expend to cure any Default of Tenant including, but not limited to, any deficiency, cost, expense, or damage incurred in reletting or attempting to relet the Leased Premises. After each application from the Security Deposit, Tenant shall, within five (5) days of Notice thereof from Landlord, replenish and restore said deposit to the amount set forth in Section 1.1. The use, application or retention of the Security Deposit by Landlord shall not be deemed a limitation on Landlord's recovery in any case, or a waiver by Landlord of any Default, nor shall it prevent Landlord from exercising any other right or remedy for a Default by Tenant. Provided that Tenant has complied with all the terms, covenants, agreements, and conditions of this Lease, the Security Deposit (less any amount applied as herein provided) shall be returned to Tenant without interest within thirty (30) days after the Termination Date and after surrender of possession of the Leased Premises to Landlord in accordance with the terms of this Lease.

 Section 17.8  Entire Agreement; No Representations; Modification.
               --------------------------------------------------

     This Lease is intended by the parties to be a final expression of their agreement and as a complete and exclusive statement of the terms thereof. All prior negotiations, considerations and representations between the parties (oral or written) are incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. No representations, understandings, agreements, warranties or promises with respect to the Leased Premises or the building or Shopping Center of which they are a part, or with respect to past, present or future tenancies, rents, expenses, operations, or any other matter, have been made or relied upon in the making of this Lease, other than those specifically set forth herein. This Lease may only be modified, or a term thereof waived, by a writing signed by an authorized officer of Landlord and Tenant expressly setting forth said modification or waiver.

 Section 17.9  Severability.
               ------------

     If any term or provision of this Lease, or the application thereof to any person or circumstance, shall be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

 Section 17.10 Joint and Several Liability.
               ---------------------------

     If two or more individuals, corporations, partnerships or other Persons (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other Persons to pay the Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all Notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other Persons shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other legal entity, the partners or members of which are, by virtue of any applicable law, rule, or regulation, subject to personal liability, the liability of each such partner or member under this Lease shall be joint and several and each such partner or member shall be fully obligated hereunder and bound hereby as if each such partner or member had personally signed this Lease.

 Section 17.11 Broker's Commission.
               -------------------

     Except for Brian Coakley of Donohoe Real Estate Services, whom Landlord agrees to pay a commission under the terms of a separate agreement, Landlord and Tenant warrant and represent to each other that no broker, finder or agent has acted for or on their behalf in connection with the negotiation, execution or procurement of this Lease. Landlord and Tenant agree to indemnify and hold the other harmless from and against all liabilities, obligations and damages arising, directly or indirectly, out of or in connection with a claim from a broker, finder or agent with respect to this Lease or the negotiation thereof, including costs and attorneys' fees incurred in the defense of any claim made by a broker alleging to have performed services on behalf of the indemnifying party.

 Section 17.12 Irrevocable Offer, No Option.
               ----------------------------

     Although Tenant's execution of this Lease shall be deemed an offer by Tenant, the submission of this Lease by Landlord to Tenant for examination shall not constitute an offer to lease or a reservation of or option for the Leased Premises. Rather, this Lease shall become effective only upon execution thereof by both parties and delivery thereof to Tenant.

 Section 17.13 Inability to Perform.
               --------------------

     Except for the payment of monetary obligations, if Landlord or Tenant is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor troubles, or any similar cause whatsoever beyond their control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation by Landlord or Tenant.

 Section 17.14 Survival.
               --------

     Notwithstanding anything to the contrary contained in this Lease, the expiration of the Term of this Lease, whether by lapse of time or otherwise, shall not relieve Tenant from its obligations accruing prior to the expiration of the Term.

 Section 17.15 Intentionally Deleted.
               ---------------------

 Section 17.16 Intentionally Deleted.
               ---------------------

 Section 17.17 Showing of Leased Premises.
               --------------------------

     After reasonable notice to Tenant, and provided Landlord shall not unreasonably interfere with Tenant's business operations within the Leased Premises, Landlord shall have the right to enter upon the Leased Premises for purposes of showing the Leased Premises to Mortgagees or prospective Mortgagees at any time during the Term and to prospective tenants during the last six (6) months of the Term.

 Section 17.18 Relationship of Parties.
               -----------------------

     This Lease shall not create any relationship between the parties other than that of Landlord and Tenant.

 Section 17.19 Rule Against Perpetuities.
               -------------------------

     If Landlord fails to deliver the Leased Premises to Tenant within twelve
(12) months from the date of this Lease, either party may terminate this Lease upon providing the other party thirty (30) days' prior written notice. Notwithstanding any provision in this Lease to the contrary, if the Term has not commenced within twenty-one (21) years after the date of this Lease, this Lease shall automatically terminate on the twenty-first (21st) anniversary of the date of this Lease. The sole purpose of this provision is to avoid any possible interpretation of this Lease as. violating the Rule Against Perpetuities, or any other rule of law or equity concerning restraints on alienation.

 Section 17.20 Choice of Law.
               -------------

     This Lease shall be construed; and all disputes, claims, and questions arising hereunder shall be determined; in accordance with the laws of the state within which the Shopping Center is located. (For purposes of this provision, the District of Columbia shall be deemed to be a state).

 Section 17.21 Choice of Forum.
               ---------------

     Any suit or action involving a dispute relating in any manner to the Lease, the relationship of Landlord Tenant, the use or occupancy of the Leased Premises, and/or any claim of injury or damage shall be filed and adjudicated solely in the state or federal courts of the jurisdiction in which the Leased Premises are located.

 Section 17.22 Time is of the Essence.
               ----------------------

     Time is of the essence with respect to each and every obligation arising under this Lease.

 Section 17.23 Bank Closing.
               ------------

     Notwithstanding any other provisions contained in this Lease, in the event the Tenant is closed or taken over by the Office of the Comptroller of the Currency, or other bank supervisory authority; the Landlord may terminate the Lease only with the concurrence of such banking authority or other bank supervisory authority; and any such authority shall in any event have the election either to continue or to terminate the Lease; provided, that in the event this Lease is terminated, the maximum claim of Landlord for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired Term of the Lease shall in no event be in an amount exceeding the Rent reserved by the Lease, without acceleration, for the Lease Year next succeeding the date of the surrender of the Leased Premises to the Landlord, or the date of re-entry by Landlord, whichever first occurs, whether before or after the closing of the Tenant, plus an amount equal to the unpaid Rent accrued, without acceleration up to such date.

     IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Lease under their respective hands and seals as of the day and year first above written.

WITNESS:                         LANDLORD:
                                 FEDERAL REALTY INVESTMENT TRUST,
                                 an unincorporated business trust


                                 By:
-------------------------------     -----------------------------------
                                 Name:  Nancy J. Herman
                                 Title: Vice President-General
                                         Counsel

ATTEST:                          TENANT:
                                 HCNB BANCORP, INC., a Maryland
                                 corporation


By:                              By:
    ---------------------------     -----------------------------------
Name:                            Name:  Michael J. Burke
      -------------------------
Title:                           Title: President
       ------------------------

[Corporate Seal]